2022 Virtual Annual Meeting of Shareholders

May 11, 2022


Moving Ahead. **Together.**

www.virtualshareholdermeeting.com/FNCB2022

NASDAQ: FNCB

Forward-Looking Statements

FNCB may from time to time make written or oral "forward-looking statements," including statements contained in our filings with the Securities and Exchange Commission ("SEC"), in our reports to shareholders, and in our other communications, which are made in good faith by us pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include statements with respect to FNCB's beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of which are beyond our control). The words "may," "could," "should," "will," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "future" and similar expressions are intended to identify forward looking statements. The following factors, among others, could cause FNCB's financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: the effect of the coronavirus ("COVID-19") pandemic on FNCB and its customers, the Commonwealth of Pennsylvania and the United States, related to the economy and overall financial stability and the global supply chain; the COVID-19 pandemic and measures taken to control its spread; government intervention in the U.S. financial system including the effects of recent legislative, tax, accounting and regulatory actions and reforms, including, but not limited to, the Coronavirus Aid, Relief, and Economic Security Act (the "CARES Act"), the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and the Tax Cuts and Jobs Act; political instability; the ability of FNCB to manage credit risk; weakness in the economic environment, in general, and within FNCB's market area; the deterioration of one or a few of the commercial real estate loans with relatively large balances contained in FNCB's loan portfolio; greater risk of loan defaults and losses from concentration of loans held by FNCB, including those to insiders and related parties; if FNCB's portfolio of loans to small and mid-sized community-based businesses increases its credit risk; if FNCB's ALLL is not sufficient to absorb actual losses or if increases to the ALLL were required; FNCB is subject to interest-rate risk and any changes in interest rates could negatively impact net interest income or the fair value of FNCB's financial assets; if management concludes that the decline in value of any of FNCB's investment securities is other-than-temporary could result in FNCB recording an impairment loss; if FNCB's risk management framework is ineffective in mitigating risks or losses to FNCB; if FNCB is unable to successfully compete with others for business; a loss of depositor confidence resulting from changes in either FNCB's financial condition or in the general banking industry; if FNCB is unable to retain or grow its core deposit base; inability or insufficient dividends from its subsidiary, FNCB Bank; if FNCB loses access to wholesale funding sources; interruptions or security breaches of FNCB's information systems; any systems failures or interruptions in information technology and telecommunications systems of third parties on which FNCB depends; security breaches; if FNCB's information technology is unable to keep pace with growth or industry developments or if technological developments result in higher costs or less advantageous pricing; the loss of management and other key personnel; dependence on the use of data and modeling in both its management's decision-making generally and in meeting regulatory expectations in particular; additional risk arising from new lines of business, products enhancements or services offered by FNCB; inaccuracy of appraisals and other valuation techniques FNCB uses in evaluating and monitoring loans secured by real property and other real estate owned; unsoundness of other financial institutions; damage to FNCB's reputation; defending litigation and other actions; dependence on the accuracy and completeness of information about customers and counterparties; risks arising from future expansion or acquisition activity; environmental risks and associated costs on its foreclosed real estate assets; any remediation ordered, or adverse actions taken, by federal and state regulators, including requiring FNCB to act as a source of financial and managerial strength for the FNCB Bank in times of stress; costs arising from extensive government regulation, supervision and possible regulatory enforcement actions; new or changed legislation or regulation and regulatory initiatives; noncompliance and enforcement action with the Bank Secrecy Act and other anti-money laundering statutes and regulations; failure to comply with numerous "fair and responsible banking" laws; any violation of laws regarding privacy, information security and protection of personal information or another incident involving personal, confidential or proprietary information of individuals; any rulemaking changes implemented by the Consumer Financial Protection Bureau; inability to attract and retain its highest performing employees due to potential limitations on incentive compensation contained in proposed federal agency rulemaking; any future increases in FNCB Bank's FDIC deposit insurance premiums and assessments; and the success of FNCB at managing the risks involved in the foregoing and other risks and uncertainties, including those detailed in FNCB's filings with the SEC.

FNCB cautions that the foregoing list of important factors is not all inclusive. Readers are also cautioned not to place undue reliance on any forward-looking statements, which reflect management's analysis only as of the date of this presentation, even if subsequently made available by FNCB on its website or otherwise. FNCB does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of FNCB to reflect events or circumstances occurring after the date of this presentation.

Readers should carefully review the risk factors described in the Annual Report and other documents that FNCB periodically files with the SEC, including its Form 10-K for the year ended December 31, 2021.

Welcome FNCB Shareholders



Gerard A. Champi

President & CEO

570-348-4806

Gerard.Champi@fncb.com

Agenda

- Introductions – *Gerard A. Champi, President & CEO*
- Proxy Items – *Mary Griffin Cummings, General Counsel*
- Chief Financial Officer Presentation – *James M. Bone, Jr., CFO*
- President & CEO Comments – *Gerard A. Champi, President & CEO*
- Question & Answer Period

FNCB Bancorp, Inc. Board of Directors



Louis A. DeNaples
Chairman of the Board



Louis A. DeNaples, Jr., M.D.
Vice Chairman of the Board



Gerard A. Champi
President and Chief Executive Officer



Joseph Coccia
Secretary
Risk Management Committee Chairperson



William G. Bracey
Compensation Committee Chairperson



Joseph L. DeNaples, Esq.



Keith W. Eckel



Kathleen McCarthy Lambert, CPA



Thomas J. Melone, CPA
Audit Committee Chairperson



John P. Moses, Esq.
Nominating and Governance Committee Chairperson



Dominick L. DeNaples
Director Emeritus

Full-Service Community Banking in Northeastern Pennsylvania

Locally-based for 112 years, FNCB continues as a premier community bank and currently operates 16 community offices in Lackawanna, Luzerne and Wayne Counties.

Investment Profile

Market Cap: $184.7MM
At December 31, 2021

Total Assets: $1.7 Billion
At December 31, 2021

Dividends Per Share: $0.27
FY 2021

1-Year Total Return: 48.59%
FY 2021

Dividend Yield: 2.92%
Based on closing price of $9.24 on December 31, 2021

Total FTEs: 216
At December 31, 2021

Dividend Per Share: $0.075
Q1 2022



Forest City
Carbondale
Tunkhannock
Skytop
Tobyhanna
Mt Pocono
Tannersville

About FNCB – Awards

2016 **Best Bank**
2017, 2018, 2019, 2020$ 2021 **Best Mortgage Company**
2016, 2017, 2018, 2019, 2020 & 2021 **Best Place to Work**
Source: Scranton Times-Tribune

2017 One of the **Best Banks** and One of the **Best Places to Work**
2018, 2019, 2020 NEPA **Best Places to Work Silver Winner**
2021 NEPA **Best Places to Work Gold Winner**
Source: Wilkes-Barre Times Leader

2020 **Best Bank**, 2021 One of the **Best Banks**
2017 **Best Mortgage Company** and **Best Place to Work**.
2018 and 2019 One of the **Best Mortgage Companies** and **Best Place to Work**
Source: Wilkes-Barre Citizens Voice

2017, 2019 & 2020 **Best Bank**
Source: Sunday Dispatch

2019 Greater Scranton Chamber of Commerce
SAGE Pride and Progress Award for Best New Construction

2019 Greater Wilkes-Barre Chamber of Commerce **Pride of Place Award**

BauerFinancial 5 Star Rated

DepositAccounts.com A+ Rated

Sm-All Stars Class of 2021
PIPER SANDLER

AMERICAN BANKER
2021 Top 200 Community Banks

Introduction of Meeting Secretary



Mary Griffin Cummings

EVP, General Counsel

570-348-3772

Mary.Cummings@fncb.com

Rules of Conduct and Procedures

- Complete listing of the Rules of Conduct and Procedures may be found at www.virtualshareholdermeeting.com/FNCB2022.
- Certain requirements of the meeting of shareholders are included in FNCB's bylaws.
- Shareholders may submit questions, provided they have logged in with their 16-digit control number.
- Recording of the Annual Meeting is prohibited. A webcast playback will be available at www.virtualshareholdermeeting.com/FNCB2022 after the completion of the meeting.

2022 Annual Shareholders Meeting Proposals

	2022 Annual Meeting Proposals	The Board recommends that you vote:
1.	Election of three (3) Class C directors to the Board of Directors for three-year terms expiring in 2025: Joseph Coccia Joseph L. DeNaples, Esquire John P. Moses, Esquire	 *FOR* *FOR* *FOR*
2.	A non-binding vote regarding the compensation of FNCB's named executive officers.	*FOR*
3.	Ratification of the appointment of Baker Tilly US, LLP as FNCB's independent registered public accounting firm for the year ending December 31, 2022.	*FOR*

CFO Review of Financial Results



James M. Bone Jr., CPA

EVP, Chief Financial Officer

570-348-6419

James.Bone@fncb.com

FINANCIAL RESULTS: Performance Summary

Financial Highlights (in thousands)	2021	2020	2019
Net interest income	$ 48,994	$ 40,178	$ 36,260
Provision for loan and lease losses	166	1,941	797
Non-interest income	8,268	9,250	7,620
Non-interest expense	31,069	28,915	29,682
Net income before taxes	$ 26,027	$ 18,572	$ 13,401
Income tax expense	4,656	3,225	2,326
Net income	**$ 21,371**	**$ 15,347**	**$ 11,075**
Earnings per share, diluted	$ 1.06	$ 0.76	$ 0.56
Dividends declared, per common share	$ 0.27	$ 0.22	$ 0.20
Return on average assets	1.36%	1.13%	0.92%
Return on average shareholders' equity	13.46%	10.66%	8.88%

FINANCIAL RESULTS: Performance Summary (continued)



Tax-Equivalent Net Interest Margin
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.50%
3.45%
3.40%
3.35%
3.30%
3.25%
3.20%
3.15%
3.10%
3.05%
3.00%
4.16%
1.08%
3.29%
3.85%
0.64%
3.35%
3.63%
0.25%
3.45%
2019
2020
2021
Yield on Earning Assets (FTE)
Cost of Funds
Net Interest Margin (FTE)

- FNCB's net interest margin continued to improve during 2021, despite the unfavorable interest rate environment.
- A 39-basis point reduction in the cost of funds more than offset the decline in the yield on interest-earning assets.
- Net interest income benefitted from the recognition of $4.8 million in net loan origination fees from forgiven PPP loans.

FINANCIAL RESULTS: Position Summary

Financial Highlights (in thousands at Deember 31,)	**2021**	**2020**	**2019**
Balance Sheet:			
Total assets	$ 1,664,323	$ 1,465,679	$ 1,203,541
Total loans, gross	981,447	903,341	826,356
Total deposits	1,455,028	1,287,448	1,001,709
Shareholders' equity	$ 162,457	$ 155,860	$ 133,607
Asset Quality:			
Allowance for loan and lease losses/total loans	1.27%	1.33%	1.08%
Non-performing loans/total loans	0.39%	0.62%	1.10%
Coverage ratio	321.41%	214.12%	98.52%

FINANCIAL RESULTS: Balance Sheet Composition



Balance Sheet Composition
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-

	2019	2020	2021
Total Investments	$277,563	$354,806	$529,399
Total Loans, Gross	$826,356	$903,341	$981,447
Total Earning Assets	$1,117,724	$1,389,004	$1,591,207
Total Assets	$1,203,541	$1,465,679	$1,664,323

- Balance Sheet Management through COVID-19 Pandemic:
  - Focus on PPP Loans including second round of funding and assisting customers with forgiveness.
  - Deploy excess liquidity into Investment Portfolio to enhance interest income run rates.
- FNCB experienced significant balance sheet growth with strong CAGRs over three-year period
  - Total assets: 11.4% CAGR
  - Total earning assets: 12.5% CAGR
  - Total investments: 24.0% CAGR
  - Total loans, gross: 5.9% CAGR

FINANCIAL RESULTS: Asset Quality



Non-Performing Loans/Total Loans
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.10%
0.62%
0.39%
12/31/2019
12/31/2020
12/31/2021

FNCB's asset quality continued to improve in 2021 as evidenced by reductions in NPLs and the delinquency rate.

ALLL at December 31, 2021 included credit provisioning associated with economic disruption caused by COVID-19 pandemic.



Delinquency Rate
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.46%
0.99%
0.55%
12/31/2019
12/31/2020
12/31/2021



ALLL/Total NPLs and ALLL/Total Loans
350.00%
300.00%
250.00%
200.00%
150.00%
100.00%
50.00%
0.00%
1.50%
1.25%
1.00%
0.75%
0.50%
98.52%
214.12%
321.41%
1.08%
1.33%
1.27%
12/31/2019
12/31/2020
12/31/2021
ALLL/NPLs
ALLL/Total Loans

FINANCIAL RESULTS: Deposits


Deposit Composition
Total Deposits 13.3% CAGR
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$179,465
$629,207
$193,037
$271,499
$823,062
$192,887
$320,089
$992,073
$142,866
2019
2020
2021
Time Deposits
Interest-Bearing, Non-Maturity Deposits
Non-Interest-Bearing Demand Deposits

- FNCB experienced strong double-digit deposit growth during the pandemic (2020 and 2021) due to unprecedented fiscal stimulus, supply-chain constraints and economic uncertainty.
- Total deposits grew 28.5% in 2020 and 13.0% in 2021 and exceeded $1.45 billion at December 31, 2021.
- Changes in depositor preference resulted in deposit migration from time deposits into non-maturity deposits.
- Banks across the industry experienced a similar deposit surge.

FINANCIAL RESULTS: Deposit Market Share

Scranton/Wilkes-Barre Deposit Market Share Report

Institution	Headquarters	Branches	Deposits ($000)	Market Share
PNC Bank	PA	19	$ 4,594,399	27.81%
M & T Bank	NY	12	1,379,993	8.35%
Wells Fargo Bank	SD	11	1,328,321	8.04%
The Fidelity Deposit and Discount Bank	PA	14	1,271,845	7.70%
Peoples Security Bank and Trust	PA	13	1,258,210	7.62%
FNCB Bank	**PA**	**16**	**1,258,143**	**7.62%**
Community Bank	NY	22	1,252,274	7.58%
NBT Bank	NY	12	659,358	3.99%
First National Bank of Pennsylvania	PA	8	630,374	3.82%
Citizens Bank	RI	8	557,838	3.38%
The Luzerne Bank	PA	8	506,502	3.07%
Truist Bank	NC	6	374,118	2.26%
Landmark Community Bank	PA	5	308,438	1.87%
First Keystone Community Bank	PA	8	300,810	1.82%
Citizens Savings Bank	PA	5	260,896	1.58%
The Honesdale National Bank	PA	5	154,669	0.94%
Mid Penn Bank	PA	2	98,301	0.60%
PS Bank	PA	4	98,162	0.59%
Wayne Bank	PA	4	91,002	0.55%
ESSA Bank	PA	2	79,895	0.48%
The Dime Bank	PA	1	48,121	0.29%
Woodforest National Bank	TX	3	9,344	0.06%
Source: FDIC Deposit Market Share Report; data as of June 30, 2021		**188**	**$ 16,521,013**	**100%**

FINANCIAL RESULTS: Capital Position


Total Risk-Based Capital Ratio
20.00%
15.00%
10.00%
5.00%
0.00%
14.77%
15.79%
14.64%
12/31/2019
12/31/2020
12/31/2021
FNCB (Bank Only)
Minimum Capital Required for Capital Adequacy


Leverage Ratio
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
10.36%
9.57%
8.92%
12/31/2019
12/31/2020
12/31/2021
FNCB (Bank Only)
Minimum Capital Required for Capital Adequacy

- On January 27, 2021, the Board of Directors authorized a stock repurchase program which commenced on February 3, 2021 and expired on December 31, 2021.
  - Provided for the repurchase of up to 975,000 shares in open market transactions.
  - Shares repurchased in 2021 totaled 330,759.
- The Board of Directors authorized a similar program on January 26, 2022, which commenced on March 4, 2022 and provides for the repurchase of up to 750,000 shares.
  - 334,386 shares have been repurchased through April 30, 2022.

FINANCIAL RESULTS: Shareholder Value



Cash Dividends Declared Per Share
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$-
$0.20
$0.22
$0.27
2019
2020
2021



Market Price and Dividend Yield
$10.00
$8.00
$6.00
$4.00
$2.00
$-
4.00%
3.00%
2.00%
1.00%
0.00%
$8.45
$6.40
$9.24
2.37%
3.44%
2.92%
2019
2020
2021
Market Price, December 31
Dividend Yield



Book Value Per Share
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
$6.62
$7.70
$8.13
12/31/2019
12/31/2020
12/31/2021

Shareholder value has continued to improve over the previous three years, with an increase in book value per share. Additionally, cash dividends declared per share and price appreciation equated to a one-year total return of 48.6%.

FINANCIAL RESULTS: Q1 2022 Summary

Financial Highlights (in thousands)		Q1 2022 (unaudited)		Q1 2021 (unaudited)		Variance
Net interest income	$	12,783	$	11,397	$	1,386
Provision for loan losses		759		186		573
Non-interest income		1,790		2,774		(984)
Non-interest expense		8,544		7,171		1,373
Net income before taxes		5,270		6,814		(1,544)
Income tax expense		917		981		(64)
Net income	**$**	**4,353**	**$**	**5,833**	**$**	**(1,480)**
Earnings per share, diluted	$	0.22	$	0.29	$	(0.07)
Cash dividends declared per common share	$	0.075	$	0.060	$	0.015
Return on average assets (ROAA)		1.08%		1.59%		(32.08%)
Return on average equity (ROAE)		11.31%		15.14%		(25.30%)

On April 27, 2022, the Board of Directors declared a dividend of $0.075 per share for the second quarter of 2022, representing a 25% increase over the $.060 declared for the same quarter of 2021.

CEO Comments – *Moving Ahead.* Together!



Gerard A. Champi

President & CEO

570-348-4806

Gerard.Champi@fncb.com

Members of FNCB's Executive Management Team and Wealth Management

- James F. Burke
  Executive Vice President and Chief Banking Officer
- Cathy J. Conrad
  Senior Vice President and Credit Administration Officer
- Gary P. Cook
  Executive Vice President and Equipment Finance Officer
- Mary Griffin Cummings, Esquire
  Executive Vice President and General Counsel
- Aaron J. Cunningham
  Executive Vice President and Chief Credit Officer
- Richard D. Drust
  Senior Vice President and Retail Banking Officer
- Mary Ann Gardner, CRCM
  Senior Vice President and Compliance Officer
- Dawn D. Gronski
  Senior Vice President and Human Resources Officer
- Amy M. Kelley, CPA
  Senior Vice President and Operations Officer
- Lisa L. Kinney
  Senior Vice President and Retail Lending Officer
- Brian C. Mahlstedt
  Executive Vice President and Chief Lending Officer
- William A. McGuigan, CPA
  Senior Vice President and Audit Officer
- Stephanie A. Westington, CPA
  Senior Vice President and Chief Accounting Officer
- Donna Yanuzzi
  Senior Vice President and Equipment Finance Sales Officer

Wealth Management Services

- Peter J. Albano, CMFC
- James Chiaro, CMFC

MOVING AHEAD: New Product Offering!

1st EQUIPMENT FINANCE
EXCLUSIVELY BY FNCB BANK®

- Experienced team of lenders and professionals
- Offers equipment financing solutions, including leasing alternatives to business customers
- Vendors/manufacturer financing program featuring:
  - Dedicated sales representative
  - Competitive rates and terms
  - Fully electronic application and funding process
  - 24-hour credit decisions



Gary P. Cook
Executive Vice President/
Equipment Finance Officer



Donna Yanuzzi
Senior Vice President/
Equipment Finance Sales Officer



Charlie Jones
Senior Vice President/
Equipment Credit Officer

MOVING AHEAD: The Future of Banking

Leveraging digital partnerships to create efficiencies, increase our competitive advantage, and make YOUR banking experience *SIMPLY BETTER*:

- Promontory Mortgage Path
  - Customer-friendly, industry-leading technology
  - Cost-effective digital mortgage fulfillment solution
  - Ability to attract new customers and deepen existing relationships
- Abrigo – Commercial Lending Software
  - Provides critical, fully-digital infrastructure to support future growth
  - Increase market penetration and borrower response speed
  - Credit administration tools to strengthen corporate governance
- KlariVis (KBS Analytics, LLC)
  - Dynamic, user-friendly enterprise dashboard and analytics platform
  - Provides valuable customer information to be able to improve overall experience and profitability
  - Allows management to use data to fullest potential in strategic decision making

MOVING AHEAD: Making an Impact in our Communities

EITC Scholarships


Dear Mr. Cummings,
I am writing to wish you a very Merry Christmas!
Sincerely,
Class of 2025

161

Acts of Kindness



26

Community Donations


dePaul School

$610,000

Investor Information

FNCB Bancorp, Inc. (NASDAQ:FNCB) is the bank holding company of FNCB Bank, which provides personal, small business and commercial banking services to individuals and businesses throughout Northeastern Pennsylvania. The institution was established as a National Banking Association in 1910.

Investor Relations Contact
James M. Bone, Jr., CPA
Executive Vice President and
Chief Financial Officer
(570) 348-6419
james.bone@fncb.com

Transfer Agent
Broadridge Financial Solutions, Inc.
P.O. Box 1342
Brentwood, NY 11717
shareholder@broadridge.com
www.shareholder.broadridge.com/fncb

Management Q&A

Thank you for participating in the 2022 Annual Meeting of Shareholders.